SECURITIES AND EXCHANGE COMMISSION
                             Washington , D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report:                                   July 19, 2001
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Date of earliest event reported:                  April 21, 2001
                                 ----------------------------------------------


                             SAMUELS JEWELERS, INC.
             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                        0-15017                      95-3746316
(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation or
 organization)


                        2914 MONTOPOLIS DRIVE, SUITE 200
                               AUSTIN, TEXAS 78741
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:     (512) 369-1400


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

           The Company issued a press release on July 9, 2001 announcing its amendment of its revolving credit facility with several lenders with Foothill Capital Corporation as their agent and its entry into an additional loan agreement with lenders represented by DDJ Capital Management, LLC acting as their agent. This press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by this reference.

           The amendment of the revolving credit facility was completed on April 30, 2001 and generally amended such facility to permit the entry into the additional loan agreement, to waive certain defaults that had arisen under such facility and to amend certain financial covenants under such facility. The amendment is attached hereto as Exhibit 10.1 and the foregoing description of the general terms of the amendment is qualified by reference to the full text of such amendment.

           The Company entered into the additional loan agreement contemporaneously with the amendment of its revolving credit facility on April 30, 2001. The additional loan agreement provides the following loans (i) a term loan component for approximately $14.5 million that represents the conversion of outstanding trade receivables of the Company that the lenders had acquired from various trade vendors of the Company and (ii) a loan commitment for a maximum of $15 million, amounts of which can be paid and redrawn as permitted under the terms of such loan agreement. Interest payments on amounts outstanding under the loan agreement are to be paid monthly, along with a fee for any amounts the lenders have committed to lend that are not used by the Company during such month. Amounts outstanding bear interest at twenty percent (20%) per annum until October 31, 2001, and at a per annum rate increasing by one quarter of a percent per month thereafter. In the event of a default under the loan agreement, amounts outstanding bear interest at a per annum rate equal to two percentage points above the otherwise applicable rate.

           The new loan agreement also requires that the Company fulfill certain covenants, including, without limitation, restrictions on the Company's incurrence of further indebtedness (including guaranteeing other persons' debts), incurrence of liens, making of investments, disposing of assets, merging or consolidating with other persons, making any distributions on shares of the Company's shares of capital stock, entering into any sale and leaseback arrangement and entering into transactions with affiliates.

           In conjunction with its entry into the additional loan agreement, the Company entered into a junior security agreement with the lenders thereunder, whereby it provided secured liens in and to substantially all of its owned or thereafter acquired assets, both tangible and intangible. The security provided by the Company is subordinated to the secured liens the Company provides to the lenders under its revolving credit facility per the terms of the junior security agreement and a separate intercreditor and subordination agreement that was entered into by and between the lenders of the revolving credit facility and the lenders of the new loan agreement contemporaneously with the aforementioned transactions. Under the terms of the intercreditor and subordination agreement, the lenders under the new loan agreement are prohibited from accepting or receiving any payment relating to the indebtedness incurred pursuant to such loan agreement other than the monthly interest payment and the monthly payment for committed amounts that are not borrowed.


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
           The foregoing summary of the terms of the new loan agreement, the junior security agreement and the intercreditor and subordination agreement are qualified by reference to the full text of each the agreements, which are attached hereto as Exhibit 10.2, 10.3 and 10.4, respectively.

Item 7.  Financial Statements and Exhibits.

           (c) Exhibits.

                   Exhibit No.                    Description
                   -----------                    -----------

                      10.1 Amendment Number Six To Loan and Security Agreement, dated as of April 30, 2001, among Samuels Jewelers, Inc., the financial institutions listed on the signature pages thereof and Foothill Capital Corporation, as agent for the lenders

                      10.2 Loan Agreement, dated as of April 30, 2001, among Samuels Jewelers, Inc., the lenders party thereto and DDJ Capital Management, LLC, as agent for the lenders

                      10.3 Junior Security Agreement, dated as of April 30, 2001, among Samuels Jewelers, Inc., lenders party thereto and DDJ Capital Management, LLC, as agent for the lenders

                      10.4 Intercreditor and Subordination Agreement, dated as of April 30, 2001, among Foothill Capital Corporation, LaSalle Business Credit, Inc., Sunrock Capital Corp. and DDJ Capital Management, LLC, as acknowledged by Samuels Jewelers, Inc.

                      99.1 Press Release, dated July 9, 2001, announcing amendment of revolving credit agreement and the entry into additional loan agreement

Item 9.  Regulation FD Disclosure.

           The last day of employment for Larry Crawford, who had been hired by the Company to serve as Chief Financial Officer and Senior Vice President, was April 21, 2001.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SAMUELS JEWELERS, INC.

                                 By: /s/ Robert J. Herman
                                     ----------------------------------------
                                     Robert J. Herman
                                     Vice President - Finance and
                                      Assistant Secretary


                                 Date: July 19, 2001











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                                  EXHIBIT INDEX


        Exhibit No.                          Description
        -----------                          -----------

           10.1 Amendment Number Six To Loan and Security Agreement, dated as of April 30, 2001, among Samuels Jewelers, Inc., the financial institutions listed on the signature pages thereof and Foothill Capital Corporation, as agent for the lenders

           10.2 Loan Agreement, dated as of April 30, 2001, among Samuels Jewelers, Inc., the lenders party thereto and DDJ Capital Management, LLC, as agent for the lenders

           10.3 Junior Security Agreement, dated as of April 30, 2001, among Samuels Jewelers, Inc., lenders party thereto and DDJ Capital Management, LLC, as agent for the lenders

           10.4 Intercreditor and Subordination Agreement, dated as of April 30, 2001, among Foothill Capital Corporation, LaSalle Business Credit, Inc., Sunrock Capital Corp. and DDJ Capital Management, LLC, as acknowledged by Samuels Jewelers, Inc.

           99.1 Press Release, dated July 9, 2001, announcing amendment of revolving credit agreement and the entry into additional loan agreement






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